Change in Accounting Estimate - Additional Information (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2013 Shuttle tankers [Member] Vessel	Dec. 31, 2013 Service Life [Member] Shuttle tankers [Member] Vessel	Dec. 31, 2013 Original useful life [Member] Older shuttle tankers [Member]	Dec. 31, 2013 Reduced useful life [Member] Older shuttle tankers [Member]
Change in Accounting Estimate [Line Items]
Estimated useful life				25 years	20 years
Number of vessels		6	6
Increase in depreciation and amortization expenses	$ 14.9
Decrease in net income attributable to partners	$ 4.4
Decrease in net income attributable to partners, per share amount	$ 0.06